UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2006

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o RAIT Partnership, L.P., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 861-7900

RAIT Investment Trust

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported by RAIT Financial Trust (“RAIT”), in its Current Report on Form 8-K dated December 11, 2006 that was filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2006 and amended by its Current Report on Form 8-K/A that was filed with the SEC on January 4, 2007, on December 11, 2006, Taberna Realty Finance Trust (“Taberna”) merged (the “Merger”) with RT Sub Inc. (“RT Sub”), a newly formed subsidiary of RAIT, pursuant to the Agreement and Plan of Merger dated as of June 8, 2006 among RAIT, Taberna and RT Sub and Taberna became a subsidiary of RAIT. Attached to this Current Report on Form 8-K are the following exhibits containing additional disclosure about RAIT after the Merger:

Exhibit No.	Title
99.1	Risk Factors.

99.2	Material U.S. Federal Income Tax Considerations.

99.3	Business of Taberna Realty Finance Trust.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Title

99.1	Risk Factors.

99.2	Material U.S. Federal Income Tax Considerations.

99.3	Business of Taberna Realty Finance Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

Date: January 9, 2007	By:	/s/ Jack E. Salmon
	Name:	Jack E. Salmon
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Risk Factors.

99.2	Material U.S. Federal Income Tax Considerations.

99.3	Business of Taberna Realty Finance Trust.